SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	001-40454	81-1004273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Forge River Road, Suite 100, Webster, Texas 77598

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	KULR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2026, the holder of a majority of the outstanding aggregate voting stock of KULR Technology Group, Inc. (the “Company” or “KULR”), acting by consent in lieu of a stockholder meeting under Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”), voted to (i) remove Dr. Joanna Massey, Donna Grier, Aron Schwartz, and Shawn Canter from the board of directors of the Company effective immediately and (ii) elect Benjamin Andrew Frank and Dr. Michael Philip Kimel as members of the board of directors of the Company to serve until the next annual meeting of stockholders of the Company or until their successors have been duly elected and qualified, effective immediately (collectively, the “Action”).

Benjamin Andrew Frank, age 56, has served as Director of Workforce AI Solution Engineering of Microsoft Corporation since August 2013. Mr. Frank is responsible for leading pre-sales technical teams supporting large enterprise customers deploying AI-driven platforms, with a focus on asset-intensive industries, including energy.  Mr. Frank’s role has evolved across the Modern Workforce technologies and industry segments he supports during his tenure at Microsoft, while maintaining the same leadership title and scope of responsibility. Mr. Frank holds a Bachelor of Science degree in Mechanical Engineering from the University of California, Santa Barbara.

Dr. Michael Philip Kimel, age 56, has served as Founder and Chief Executive Officer of Pricimetrics, Inc., a pricing and analytics firm, since July 2019. Dr. Kimel is responsible for overseeing the Company’s strategic direction, pricing and analytics solutions, and financial performance initiatives. Previously, Dr. Kimel served as Senior Vice President of Pricing and Analytics at OmniSource United from 2018 to 2019. Prior to that, he served as Senior Director of Pricing and Market Analytics at Toyo Tire Holdings of Americas Inc. from 2014 to 2018. Earlier in his career, Dr. Kimel held various pricing, analytics, and strategy roles, including positions at Sears Holdings Corporation, FirstEnergy Corporation, and Alltel Communications. Dr. Kimel holds a Ph.D. in Economics from the University of California, Los Angeles.

There are no arrangements or understandings between Mr. Frank or Dr. Kimel, respectively, and any other person pursuant to which he was elected as a director. There are no family relationships between Mr. Frank or Dr. Kimel, respectively, and any director or executive officer of the Company, and he has no material, direct or indirect, interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In addition, the Action authorized the amendment and restatement in their entirety of the by-laws of the Company, effective immediately (as adopted, the “Amended and Restated By-laws”).

A copy of the Amended and Restated By-laws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On April 28, 2026, the Company issued a press release announcing the Action. A copy of the press release is furnished herewith as Exhibit 99.1.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The Company uses, and will continue to use, its website, press releases, and various social media channels, including its Twitter account (twitter.com/kulrtech), its LinkedIn account (linkedin.com/company/kulr-technology-corporation), its Facebook account (facebook.com/KULRTechnology), its TikTok account (tiktok.com/Kulr_tech), its Instagram account (instagram.com/Kulr_tech), and its YouTube account (youtube.com/channel/UC3wZBPINQd51N6p35Mo5uQg), as additional means of disclosing public information to investors, the media and others interested in the Company. It is possible that certain information that the Company posts on its website, disseminated in press releases and on social media could be deemed to be material information, and the Company encourages investors, the media and others interested in the Company to review the business and financial information that the Company posts on its website, disseminates in press releases and on the social media channels identified above, as such information could be deemed to be material information.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto contain “forward-looking” statements. Such statements can be identified by, among other things, the use of forward-looking language such as the words “believe,” “goal,” “may,” “will,” “intend,” “expect,” “anticipate,” “estimate,” “project,” “would,” “could” or words with similar meaning or the negatives of these terms or by the discussion of strategy or intentions. The forward-looking statements in this current report and the press release include express or implied statements regarding the Action, among others. Such forward-looking statements are subject to a number of risks and uncertainties that could cause KULR’s actual results to differ materially from those discussed here, such as risks inherent with manufacturing and commercializing battery products, along with those other risk factors detailed in KULR’s filings with the Securities and Exchange Commission. These forward-looking statements involve assumptions, estimates, and uncertainties that reflect current internal projections, expectations or beliefs. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. All forward-looking statements contained in this Current Report on Form 8-K and in the press release furnished as Exhibit 99.1 hereto are qualified in their entirety by these cautionary statements and the risk factors described above. Furthermore, all such statements are made as of the date of this Current Report on Form 8-K and KULR assumes no obligation to update or revise these statements unless otherwise required by law.

Item 9.01	Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-laws of KULR Technology Group, Inc.
99.1	Press Release dated April 28, 2026
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: April 28, 2026	By:	/s/ Michael Mo
Michael Mo
Chief Executive Officer